EXHIBIT 10.1

                        [McMANUS & C0., P.C. LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the inclusion in this Amended Form 10SB Registration Statement of our report dated February 15, 1999 on our audit of the financial statements of Fleetclean Systems, Inc. We also consent to the reference to our firm under the caption "Experts".

/s/ McManus & Co., P.C.
McManus & Co., P.C.
Certified Public Accountants
Morris Plains, New Jersey
November 10, 1999